Exhibit 99.2
On September 10, 2019, Gary Rich, President and Chief Executive Officer of Parker Drilling Company, sent the following communication to employees:

Dear Parker Team,

Today we announced a decision by our Board to approve stock splits as part of a plan to voluntarily: (i) deregister our common stock under the Securities Exchange Act of 1934, as amended; (ii) cease public reporting with the Securities and Exchange Commission (SEC); and delist our stock from the New York Stock Exchange (NYSE). Because the stock splits are subject to shareholder approval at a future shareholder meeting, we are developing and sending informational materials to all our shareholders via a proxy statement which will be filed publicly and will be available on our Investor Relations page at www.parkerdrilling.com. We understand that you may have many questions. So, I would encourage you to review the proxy materials filed with the SEC, including the Frequently Asked Questions (FAQs) document that has been made available and is attached here. These documents explain why and how this decision was made as well as the potential benefits and risks of this effort.

What Does This Mean for Parker Employees?

We are on the right track, and our recent performance confirms that. We remain committed to our strategy of being the most innovative, reliable, and efficient company in our industry; deregistering and delisting has no impact on that strategy. Importantly, Parker will continue to do business with the highest standards. Our core values of taking ownership, working together, thinking bigger, making tomorrow better, and delivering excellence will persist even as we decide to cease trading on a public exchange. You can be assured that whether we trade on the NYSE has no bearing on our financial strength or our future prospects. It is also important to emphasize that the integrity of our financial controls and our commitment to compliance will not change.

There are many reasons to be proud of working for Parker. We are celebrating our 85th anniversary of being an industry leader in the drilling and rental tool services business, and we are performing exceptionally well for our customers around the globe.

In closing, I realize our organization has experienced several changes in recent months. Thank you for your continued dedication, hard work, and most importantly, focus on our mission. This news, like other recent changes, aligns with our strategy and has the ability to strengthen our organization. And, I am confident our organization will continue to thrive.

Sincerely,

Gary Rich
President and CEO
Parker Drilling

Additional Information

THIS COMMUNICATION IS ONLY A BRIEF DESCRIPTION OF THE PROPOSED TRANSACTION. IT IS NOT A REQUEST FOR OR SOLICITATION OF A PROXY OR AN OFFER TO ACQUIRE OR SELL ANY SHARES OF COMMON STOCK. THE COMPANY HAS FILED A PRELIMINARY PROXY STATEMENT AND OTHER REQUIRED MATERIALS, INCLUDING A SCHEDULE 13E-3, WITH THE SEC CONCERNING THE PROPOSED TRANSACTION. A COPY OF ALL FINAL PROXY MATERIALS WILL BE SENT TO STOCKHOLDERS PRIOR TO A SPECIAL MEETING OF STOCKHOLDERS AT WHICH THE COMPANY’S STOCKHOLDERS WILL BE ASKED TO VOTE ON THE PROPOSALS DESCRIBED IN THE MATERIALS PROVIDED BY THE COMPANY.

Exhibit 99.2

THE COMPANY URGES ALL STOCKHOLDERS TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, AS WELL AS ALL OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THOSE DOCUMENTS WILL INCLUDE IMPORTANT INFORMATION. A FREE COPY OF ALL MATERIALS THE COMPANY FILES WITH THE SEC, INCLUDING THE COMPANY’S SCHEDULE 13E-3 AND PROXY STATEMENT, WILL BE AVAILABLE AT NO COST ON THE SEC’S WEBSITE AT WWW.SEC.GOV. WHEN THOSE DOCUMENTS BECOME AVAILABLE, THE PROXY STATEMENT AND OTHER DOCUMENTS FILED BY THE COMPANY MAY ALSO BE OBTAINED WITHOUT CHARGE BY DIRECTING A REQUEST TO PARKER DRILLING COMPANY, 5 GREENWAY PLAZA, SUITE 100, HOUSTON, TEXAS 77046, ATTENTION: SECRETARY.

Participants in the Solicitation
Parker Drilling and its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information concerning such participants is set forth in the Company’s Annual Report on Form 10-K filed with the SEC on March 11, 2019, as amended by the Form 10-K/A filed on April 29, 2019. To the extent that holdings of the Company’s securities have changed since the amounts printed in the Company’s Form 10-K, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such participants in the solicitation of proxies in connection with the proposed transaction will be included in the proxy statement to be filed by the Company with the SEC in connection with the proposed transaction.

Forward Looking Statements

This communication may contain forward-looking statements that are being made pursuant to the Private Securities Litigation Reform Act of 1995, which provides a "safe harbor" for forward-looking statements to encourage companies to provide prospective information so long as those statements are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those discussed in the statement. Such forward-looking statements include statements about the perceived benefits of the proposed transaction, as well as the timing and stockholder approval of the proposed transaction. Such forward-looking statements are subject to a number of known and unknown risks and uncertainties that could cause actual results, performance or achievements to differ materially from those described or implied in such forward-looking statements. Accordingly, actual results may differ materially from such forward-looking statements. The forward-looking statements relating to the transaction discussed above are based on the Company’s current expectations, assumptions, estimates and projections about the Company and involve significant risks and uncertainties, including the many variables that may impact the Company’s projected cost savings, variables and risks related to consummation of the proposed transaction, SEC regulatory review of the Company’s filings related to the proposed transaction, and the continuing determination of the Board of Directors and Finance and the Strategic Planning Committee of the Board of Directors that the proposed transaction is in the best interests of all stockholders. The Company assumes no obligation for updating any such forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting such forward-looking statements.